EXHIBIT 99.2


                  ALLEGIS HEALTH SERVICES, INC.
                  AND AFFILIATES

                  COMBINED FINANCIAL STATEMENTS
                  AS OF JUNE 30, 1996


                          ALLEGIS HEALTH SERVICES, INC.
                                 AND AFFILIATES


                             COMBINED BALANCE SHEET
                               AS OF JUNE 30, 1996
                                   (UNAUDITED)



                                     ASSETS

CURRENT ASSETS:
     Cash                                                                                             $  2,099,859
     Accounts receivable (net of allowance of $418,994)                                                 11,317,602
     Prepaid expenses                                                                                      357,773
     Inventory                                                                                             339,583
     Due from third-party payors                                                                           643,078
     Other                                                                                                  93,225
                                                                                                            ------
                  Total current assets                                                                  14,851,120
                                                                                                        ----------

NONCURRENT ASSETS:
     Property, plant and equipment, net                                                                 31,804,641
     Deferred costs, net of accumulated amortization                                                     1,280,323
     Other                                                                                                 239,519
                                                                                                           -------
                  Total noncurrent assets                                                               33,324,483
                                                                                                        ----------
                  Total assets                                                                          48,175,603
                                                                                                        ==========


                LIABILITIES AND STOCKHOLDER'S AND MEMBERS' EQUITY



CURRENT LIABILITIES:
     Accounts payable and accrued expenses                                                            $  4,832,977
     Wages and payroll taxes payable                                                                     1,177,752
     Accrued vacation                                                                                      386,444
     Short-term borrowings                                                                               6,209,651
     Due to third-party payors                                                                           1,215,210
     Current maturities of long-term debt                                                                  565,589
     Other                                                                                                 143,957
                                                                                                           -------
                  Total current liabilities                                                             14,531,580
                                                                                                        ----------

LONG-TERM DEBT, net of current maturities                                                               30,892,252

MINORITY INTERESTS                                                                                         336,402
                                                                                                           -------
                  Total liabilities                                                                     45,760,234
                                                                                                        ----------

STOCKHOLDERS' AND MEMBERS' EQUITY:
     Common stock                                                                                            7,250
     Additional paid-in capital                                                                          1,271,278
     Retained earnings and members' equity                                                               1,136,841
                                                                                                         ---------
                  Total stockholders' and members' equity                                                2,415,369
                                                                                                         ---------
                  Total liabilities and stockholders' and members' equity                              $48,175,603
                                                                                                       ===========

                          ALLEGIS HEALTH SERVICES, INC.
                                 AND AFFILIATES


                          COMBINED STATEMENT OF INCOME
                     FOR THE SIX MONTHS ENDED JUNE 30, 1996
                                   (UNAUDITED)



REVENUES:
     Net patient service revenue                                                                       $34,394,797
     Other revenue                                                                                         204,719
                                                                                                           -------
                  Total revenues                                                                        34,599,516
                                                                                                        ----------

EXPENSES:
     Facility operating costs                                                                           26,107,301
     Corporate, general and administrative                                                               2,816,045
     Depreciation and amortization                                                                       1,017,888
     Interest expense                                                                                    1,876,517
     Facility rent expense                                                                                 895,402
                                                                                                           -------
                  Total expenses                                                                        32,713,153
                                                                                                        ----------

NET INCOME BEFORE MINORITY INTERESTS                                                                     1,886,363

MINORITY INTERESTS                                                                                         (34,129)
                                                                                                           -------
                  Net income                                                                          $  1,852,234
                                                                                                      ============

                          ALLEGIS HEALTH SERVICES, INC.
                                 AND AFFILIATES


             COMBINED STATEMENT OF STOCKHOLDERS' AND MEMBERS' EQUITY
                               AS OF JUNE 30, 1996
                                   (UNAUDITED)


                                                                                                       RETAINED
                                                                                   ADDITIONAL        EARNINGS AND
                                                                    COMMON          PAID-IN        MEMBERS' EQUITY
                                                                    STOCK           CAPITAL
                                                                    -----           -------
STOCKHOLDERS' AND MEMBERS' EQUITY, beginning                         $7,250         $1,271,278         $   532,603
     Net income                                                           -                  -           1,852,234
     Distributions                                                                           -          (1,247,996)
                                                                     ------         ----------         -----------
STOCKHOLDERS' AND MEMBERS' EQUITY, ending                            $7,250         $1,271,278          $1,136,841
                                                                     ======         ==========          ==========


                          ALLEGIS HEALTH SERVICES, INC.
                                 AND AFFILIATES

                        COMBINED STATEMENT OF CASH FLOWS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1996
                                   (UNAUDITED)


CASH FLOWS FROM OPERATING ACTIVITIES:
     Net income                                                                                        $1,852,234
     Adjustments to reconcile net income to net cash from operating activities-
         Depreciation and amortization                                                                  1,017,888
         Increase in accounts receivable                                                               (2,331,203)
         Decrease in prepaid expenses                                                                     131,412
         Increase in inventory                                                                            (84,059)
         Increase in due from third-party payors                                                         (390,254)
         Increase in other assets                                                                          (5,849)
         Increase in accounts payable and accrued expenses                                                941,543
         Increase in due to third-party payors                                                            373,396
         Increase in other liabilities                                                                    139,199
         Increase in minority interests                                                                    26,629
                                                                                                           ------
                  Net cash from operating activities                                                    1,670,936
                                                                                                        ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
     Purchases of property, plant, and equipment                                                       (1,820,598)
                                                                                                       ----------
                  Net cash used in investing activities                                                (1,820,598)
                                                                                                       ----------

CASH FLOWS FROM FINANCING ACTIVITIES:
     Proceeds from financing arrangements                                                               1,204,820
     Principal payments on debt                                                                          (206,884)
     Distributions                                                                                     (1,247,996)
                                                                                                       ----------
                  Net cash used in financing activities                                                  (250,060)
                                                                                                         --------

DECREASE IN CASH                                                                                         (399,722)

CASH, beginning of period                                                                               2,499,581
                                                                                                        ---------
CASH, end of period                                                                                    $2,099,859
                                                                                                       ==========

                          ALLEGIS HEALTH SERVICES, INC.
                                 AND AFFILIATES


                   NOTES TO THE COMBINED FINANCIAL STATEMENTS
                               AS OF JUNE 30, 1996



1.   SIGNIFICANT ACCOUNTING POLICIES:

INTERIM FINANCIAL STATEMENTS

The combined financial statements as of June 30, 1996 and for the six months ended June 30, 1996 are unaudited. All adjustments and accruals have been made which, in the opinion of management, are necessary for a fair presentation; such adjustments consist of normal, recurring adjustments. Results of operations for the six months ended June 30, 1996 are not necessarily indicative of those expected for any future period.

The accompanying unaudited interim combined financial statements have been prepared with the assumption that users of the interim financial information have otherwise read or have access to the Company's audited combined financial statements for the year ended December 31, 1995. Accordingly, footnote disclosures which would substantially duplicate the disclosures contained in the Company's December 31, 1995 audited combined financial statements have been omitted from these unaudited interim combined financial statements. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted. Although the Company believes that the disclosures are adequate to make the information presented not misleading, it is suggested that these unaudited interim combined financial statements be read in conjunction with the audited combined financial statements and the notes thereto for the year ended December 31, 1995.

THIRD-PARTY PAYOR SETTLEMENTS

Revenue under third-party payor agreements is subject to audit and retroactive adjustment. Provisions for estimated third-party payor settlements are recorded in the period the related services are rendered. Differences between the estimated provisions and the actual settlements are recorded in operations in the period of settlement. Net patient service revenue for the six months ended June 30, 1996 includes approximately $600,000 related to actual third-party settlements.

2.   SHORT-TERM BORROWINGS:

On December 13, 1995, the Company entered into an $8,500,000 revolving credit facility with a financial institution. The interest rate on the facility is equal to prime plus 1.5 percent. The facility is secured by all assets and licenses of Allegis and three affiliates and the receivables of certain affiliates. Borrowings under the facility are limited to 90 percent of eligible accounts receivable. The maximum amount available for borrowing at June 30, 1996 was $8,500,000. At June 30, 1996, borrowings under the credit facility amounted to $5,200,000.